UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  October 15, 2004

Health & Nutrition Systems International, Inc.

(Exact name of registrant as specified in its charter)

Florida	000-29245	65-0452156
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3750 Investment Lane, Suite 5, West Palm Beach, Florida 33404

(Address of Principal Executive Office) (Zip Code)

(561) 863-8446

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry into a Material Definitive Agreement

On October 15, 2004, the Registrant entered into a definitive agreement with TeeZee, Inc. providing for the acquisition of substantially all of the assets of the Registrant by TeeZee, Inc. in exchange for a total consideration of $2,285,000, consisting of a cash payment of $350,000 and the assumption of approximately $1,935,000 of the debt of the Registrant.

The definitive agreement was entered into in connection with the Registrant’s filing of a voluntary petition for relief under Chapter 11, of the United States Bankruptcy Code. The consummation of the contemplated transaction is subject to approval of the bankruptcy court, satisfaction of various closing conditions and other terms and conditions, all as more specifically set forth in the Asset Purchase Agreement, a copy of which is attached hereto as Exhibit 10.1, and incorporated by reference herein. Other bidders may submit higher and better bids for consideration.

TeeZee, Inc., a Florida-based company was formed by Christopher Tisi, the Registrant’s former Chief Executive Officer and President and a former director.

Garden State Nutritionals, the Registrant’s principal creditor, has agreed to allow the Registrant to use its cash collateral during the pendency of the Chapter 11 case.

Item 7.01

Regulation FD Disclosure

On October 15, 2004, the Registrant filed a voluntary petition for relief under Chapter 11, Title 11 of the United States Bankruptcy Code with the United States Bankruptcy Court for the Southern District of Florida, case number 04-34761-BKC-PGH. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 8.01

Other Events

On October 15, 2004, the Registrant filed a voluntary petition for relief under Chapter 11, Title 11 of the United States Bankruptcy Code with the United States Bankruptcy Court for the Southern District of Florida, case number 04-34761-BKC-PGH.

Item 9.01

Financial Statements and Exhibits

(a)

Financial statements of businesses acquired.

Not applicable.

(b)

Pro forma financial information

Not applicable.

(c)

Exhibits

Exhibit Number	Description
10.1	Asset Purchase Agreement between the Registrant and TeeZee, Inc. dated October 15, 2004
99.1	Press Release issued by the Company on October 15, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HEALTH & NUTRITION SYSTEMS INTERNATIONAL INC.

Date: October 19, 2004	By:	/s/ JAMES A. BROWN
James A. Brown Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description

10.1	Asset Purchase Agreement between the Registrant and TeeZee, Inc. dated October 15, 2004
99.1	Press Release issued by the Company on October 15, 2004